SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




        DATE OF REPORT (Date of earliest event reported): FEBRUARY 2,1999



                           PARAGON TRADE BRANDS, INC.
               (Exact name of registrant as specified in charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                     1-11368
                            (Commission File Number)

                                   91-1554663
                        (IRS Employer Identification No.)

                   180 TECHNOLOGY PARKWAY, NORCROSS, GA 30092
               (Address of principal executive offices) (Zip Code)

                                 (678) 969-5000
              (Registrant's telephone number, including area code)

                                      NONE
          (Former name or former address, if changed since last report)






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                                                     Exhibit Index is at Page 3


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                              ITEM 5. OTHER EVENTS

See attached Exhibit 99.1



                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PARAGON TRADE BRANDS, INC.



                                           By:   /S/ ALAN J. CYRON
                                                ----------------------------
                                                Name:  Alan J. Cyron
                                                Title:  Chief Financial Officer


Dated:  February 5, 1999




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



                                  EXHIBIT INDEX


EXHIBIT NUMBER    DESCRIPTION

99.1              Press Release issued by Paragon Trade Brands, Inc. on
                  February 2, 1999.





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